                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                H-QUOTIENT, INC
-----------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               HoQUOTIENT, INC.
                          12030 Sunrise Valley Drive
                            Reston, Virginia 20191

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 June 16, 2000


To the Stockholders:

     The annual meeting of stockholders (the "Annual Meeting") of HoQuotient, Inc. (the "Company") will be held at 12030 Sunrise Valley Drive, Suite 205, Reston, VA 20191, telephone number (703) 716-0100, on June 16, 2000, at 9:00
A.M. (Eastern daylight time) for the following purposes, each as more fully described herein:

   1) To elect four directors to serve until the next Annual Meeting or until their respective successors shall have been elected and qualified:

   2) To transact such other business as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on May 26, 2000 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the corporate headquarters at the address above. Should you receive more than one proxy because your shares are registered in different names, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

     Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.



                                          By Order of the Board of Directors


                                          Douglas A. Cohn
                                          Chief Executive Officer and Chairman
                                          of the Board



Reston, Virginia
June 5, 2000




             ----------------------------------------------------
                 IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                      BE COMPLETED AND RETURNED PROMPTLY
             ----------------------------------------------------

                               HoQUOTIENT, INC.


              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS


Introduction

     This Proxy Statement is furnished to stockholders of record of HoQuotient (the "Company") as of the close of business on May 26, 2000 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 16, 2000.

     Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted "FOR" the election of the named nominees as Directors of the Company, and will be voted in accordance with the best judgement of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of quorum for the transaction of business at the Annual Meeting, Abstentions will be counted in the tabulation of votes cast on each of the proposals presented at the Annual Meeting and will have the same effect as votes against a proposal whereas broker non-votes will not be counted for purposes of determine whether a proposal has been approved.

     The Annual Report of the Company (which does not form a part of the proxy solicitation materials), including the Annual Report on Form 10-KSB (the "Form 10-KSB") with the financial statements of the Company for the fiscal year ended December 31, 1999, is being distributed concurrently herewith to the stockholders.

     The mailing address of the principal executive offices of the Company is 12030 Sunrise Valley Drive, Suite 205, Reston, Virginia 20191. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about June 5, 2000.


                               VOTING SECURITIES

     The Common stock of the Company is the only class of voting security. At the Annual Meeting, each stockholder or record of Common Stock at the close of business on May 26, 2000 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented a the Annual Meeting. On May 26, 2000, 13,924,280 shares of Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting, during regular business hours at the principal executive offices of the Company at the address specified above.


                             ELECTION OF DIRECTORS

     Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the four nominees named below as Directors of the Company to serve until the next Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election.

     The Board of Directors currently has four members, all of whom are nominees for re-election. Each director shall serve until the next Annual Meeting or until his respective successor shall have been duly elected and qualified.

     The affirmative vote of a plurality of the Company's outstanding shares of Common Stock represented and voting at the Annual Meeting is required to elect the Directors.


Nominees for Election as Directors

     The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years, Additional information with respect to officers, directors and major stockholders of the Company, including their percentage ownership in the Company's voting Common Stock is set forth on pages, 4 through 8.

     Douglas A. Cohn, age 54, has been Chairman of the Board and Chief Executive Officer of this Company since October, 1999. He is also a Founder of the Internet Guide, Inc., Chairman of its Board of Directors, President, Chief Executive Officer and Publisher. Mr. Cohn is Jack Anderson's writing partner in the nationally syndicated column Jack Anderson & Douglas Cohn's Washington Merry-Go-Round. He is the president of American Publishing Corporation, which publishes five nationally-distributed publications and syndicates writers and cartoonists to newspapers. He has been in the publishing business since 1985 and publishing the five publications beginning in 1989. He is the author of Jackson's Valley Campaign with Maps from the West Point Atlas of American Wars. Mr. Cohn, a 1968 graduate of the U.S. Military Academy at West Point N.Y., volunteered for service in Vietnam, where he was wounded. Retired from the service as a result of those wounds, he was awarded the Silver Star (twice), Purple Heart and other medals. He is a syndicated writer and speech writer and has appeared numerous times on national television and radio shows.

     Alan W. Grofe, age 55, has been President of the Company since May 15, 1996 and Executive Vice President, Secretary and a director of the Company since April 1996. From March 1993 to March 1997, Mr. Grofe was President and Chief Executive Officer of MarketLink, Inc., a direct marketing software company not affiliated with the Company. From 1991 to 1993, Mr. Grofe served as President of CCS, Inc., a direct marketing service bureau, and from 1989 to 1991, as Vice President and Chief Operating Officer of Warren & Lewis, a venture capital firm. Prior to that time, he managed the Federal Computer Conferences; a series of computer industry trade shows, for Information Development Corporation from 1988 to 1989. And from 1980 to 1987, he was account manager and later Director of Federal Systems Operations for Motorola Computer Systems, for whom he worked in both the healthcare industry and in computer sales to the federal government.

     Jack Anderson, age 77, has been director of the Company since May 31, 2000. He is a Founder of Internet Guide, Inc., and Vice Chairman of its Board of Directors, Vice President, Chief Financial Officer, and Editor. He is a Pulitzer Prize Winner. "When Ronald Regan sought to discover the most trusted and most widely-read journalist in the United States, his private pollster, Richard Wirthlin, ran a national survey and concluded that Jack Anderson was that writer." Advertising Age, Dec. 6, 1982. Mr. Anderson's fledging newspaper career was interrupted by World War II during which he served with Chinese guerrillas and the Merchant Marine. Following the war, he joined the Washington, D.C., staff of Drew Pearson, the influential radio broadcaster and columnist. Eventually, he took over the column (which he and Douglas Cohn continue to this day) and succeeded in exposing the Mafia, Sen. Joseph McCarthy, misdeeds of President Richard Nixon (Pulitzer Prize), the TTT-Dita Beard Scandal, and CIA plots. He founded the Utah State University School of the Future, and with industrialist J. Peter Grace (of Grace Commission fame), he formed Citizens Against Government Waste. He appeared on Good Morning America for nine years. Currently, he is the Washington editor of Parade Magazine, continues his syndicated column, lectures extensively, and is the editor of The National Forum (a publication featuring opposing sides to the issues of the day) and Internet Guide.

     Dr. J. Brian Copley, age 53, has been a director of the Company since May 31, 2000. He is a Founder of the Internet Guide, Inc., a member of its Board of Directors, and the vice chairman, Dept. of Medicine, and chief of Nephrology at the Ochsner Clinic in New Orleans, La. He has been employed at the Ochsner Clinic since 1990. He is a 1968 graduate of the U.S. Military Academy at West Point, N.Y., and a 1976 honor graduate of the University of Washington School of Medicine at Seattle, Wash. Dr. Copley was awarded the Bronze Star, Vietnamese Cross of Gallantry and other medals for service in Vietnam. He is a retired colonel. Dr. Copley is the author or co-author of more than 50 articles and studies. He is a much sought-after speaker on the lecture circuit.

Meetings of the Board of Directors stud its Committees

     In the last fiscal year all actions by the Board of Directors were taken by unanimous written consent.


Compensation of Directors

     Directors who are not officers or related to officers received no cash compensation during fiscal year 1999. Directors are entitled to reimbursement for all out-of-pocket expenses incurred in connection with board or committee meeting attendance. It is contemplated that in the future non-officer directors will receive stock purchase warrants the amount of which shall be determined by the Board.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION


Executive Officers


     The names of the Company's executive officers as of June 1, 2000 and certain information about are set forth below.




Name                           Age    Position
---------------------------   -----   --------------------------------------------------
Douglas A. Cohn ...........    54     Chairman of the Board and Chief Executive Officer
Alan W. Grofe .............    55     President, Chief Operating Officer and Director
Michael J. Black ..........    47     Chief Financial Officer, Secretary, Treasurer and
                                      Director

Information regarding executive officer who is not a nominee for election as director:


     Michael J. Black, age 47, has been employed as a key executive of the Company since September 1994. He has been Chairman since May 15, 1996 until October, 1999. From 1991 to September 1994, Mr. Black was a consultant for Asset Growth Partners, Inc., an investment banking firm, working on mergers and acquisitions, equity and debt financing and strategic planning, primarily for technology companies. From 1989 to 1991 he served as vice president of finance for NMI Network Systems, Inc./The Account Data Group and before that as president and founder of The Account Data Group. Both of these companies were involved in various aspects of computer systems integration.


Section 16 (a) Beneficial Ownership Reporting Compliance


     The Company's Directors, executive officers, and persons who beneficially own more than 10% of the Company's shares of Common Stock, must file initial reports of ownership and reports of changes in ownership of any equity securities of the Company with the Securities and Exchange Commission. Copies of the reports must be furnished to the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all persons subject to these reporting requirements filed the required reports on a timely basis with respect to the Company's most recent fiscal year.


Executive Compensation


     The following table sets forth information concerning the compensation paid during the Company's fiscal years ended December 31, 1999, 1998 and 1997 to the Company's Chief Executive Officer and all other executive officers whose base salaries during the year were in excess of $100,000 (collectively, the "Named Executive Officers").


                          Summary Compensation Table



                                          Annual Compensation       Long-Term Compensation
                                       -------------------------   -----------------------
                                                                            Shares
                                                                          Underlying
Name and Principal Position               Year       Salary ($)          Warrants (#)
------------------------------------   ----------   ------------   -----------------------
Douglas A. Cohn ....................   12/31/99            -0-             750,000
 Chairman and CEO
Alan W. Grofe ......................   12/31/99        110,068             750,000
 President, Chief Operating Officer    12/31/98        145,000             250,000
                                       12/31/97         81,250                 -0-
Michael J. Black ...................   12/31/99        111,440             750,000
 Chief Financial Officer, Treasurer,   12/31/98        145,000             250,000
 and Corporate Secretary               12/31/97         75,000                 -0-

     The following table contains information concerning common stock purchase warrants granted to the Named Executive Officers during the fiscal year ended December 31, 1999. No stock options were granted during the period.


                      Warrant Grants in Last Fiscal Year



                               Number of      Percentage
                              Securities       of Total
                              Underlying       Warrants       Exercise     Expiration
                               Warrants      Granted (1)     Price (2)        Date
                             ------------   -------------   -----------   -----------
Douglas A. Cohn ..........     750,000          27%         $ 1.00         11/31/02
Alan W. Grofe ............     750,000          27%         $  .75          9/18/04
Michael J. Black .........     750,000          27%         $  .75          9/18/04

(1) Based on an aggregate of 2,750,000 warrants granted to employees and non-employee independent contractors in the fiscal year ended December 31, 1999, including warrants granted to the Named Executive Officers.

(2) The exercise price of each grant is equal to or greater than the fair market value of the Company's Common Stock on the date of the grant.

     The following table sets forth certain information concerning exercisable and unexercisable warrants held as of December 31, 1999 by each of the Named Executive Officers:


Aggregate Warrants Exercises in Last Fiscal Year and Fiscal Year-end Warrant
                                    Values



                                        Number of
                                  Unexercised Warrants           In-the-Money Warrants (1)
                             -------------------------------   ------------------------------
                              Exercisable     Unexercisable     Exercisable     Unexercisable
                             -------------   ---------------   -------------   --------------
Douglas A. Cohn ..........     750,000            -0-             $656,250          -0-
Alan W. Grofe ............     750,000            -0-             $843,750          -0-
Michael J. Black .........     750,000            -0-             $843,750          -0-

(1) Based on the difference between the closing price on December 31, 1999 ($1.875) and the exercise price of the outstanding warrants.


Employment Agreements

     On January 1, 1998, the Company entered into an employment with Alan W. Grofe to serve as the President and Chief Operating Officer, and a Director of the Company for a term commencing January 1, 1998 and ending December 31, 2000. Mr. Grofe has been director of the Company since April 16, 1996. The agreement provides for a salary of $145,000 per annum and for stock options under the Company Stock Option Plan or, if there is no such plan, he will be granted warrants, exercisable immediately for 60 months, to purchase a minimum of 100,000 to a maximum of 250,000 shares of Common Stock at an exercise price of not less than the most recently issued warrant. The agreement also contains restrictive covenants restricting Mr. Grofe for two years, after termination of his employment from competing with the Company and soliciting Company employees or customers.

     On January 1, 1998, the Company entered into an employment agreement with Michael J. Black to serve as the Chairman of the Board and Chief Executive Officer for a term commencing January 1, 1998 and ending December 31, 2000. Mr. Black was Chairman of the Company from May 15, 1996 to November 16, 1999. Pursuant to a letter agreement dated November 16, 1999, Mr. Black will no longer serve as Chairman and Chief Executive Officer but will continue as the Chief Financial Officer of the Company for such period of time as is necessary to effect a transition of his duties, at a salary of $10,000 per month. Pursuant to the original agreement, Mr. Black will be granted warrants, exercisable immediately for 60 months, to purchase a minimum of 100,000 to a maximum of 250,000 shares of Common Stock at an exercise price of not less than the most recently issued warrants. The agreement also contains restrictive covenants restricting Mr. Black for two years after termination of his employment from competing with the Company and soliciting Company employees or customers.

     None of the other Company's executive officers have existing employment agreements. Any previous employment agreements between the Company and its executive officers have either lapsed or have been rescinded, and no new agreements have been executed.


Limitation of Liability and Indemnification Matters

     The Articles of Incorporation and By-Laws of the Company require the Company to indemnify its current or former directors, officers, employees or agents in such capacities to the full extent permitted by the Virginia Stock Corporation Act (the "Act").

     Under the Act, even if an officer, director, employee or agent loses a lawsuit, it is possible he/she was acting in good faith, acting in the best interests of the Company or had no reasonable cause to believe his conduct was unlawful in the performance of his/her duties, the Company or its insurance carrier, if any, will pay the amount of such judgement or settlement and reasonable legal fees.

     The Act contains provisions authorizing indemnification of directors, officers, employees or agents of the Company or of certain other entities against certain liabilities and expenses which they may incur by reason of performing his/her duties in such capacities. The law also provides that such indemnification may include payment by the Company of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if he or she shall be ultimately found not to be entitled to indemnification. Indemnification may be provided even though the person to be indemnified is no longer a director, officer, employee or agent of the Company or such entities. The Act also contains provisions authorizing the Company to obtain insurance on behalf of any such director, officer, employee or agent against such liabilities, whether or not the Company would have the power to indemnify such person against such liabilities under its provisions.

     Because the Company's Articles of Incorporation or By-Laws do not otherwise provide, notwithstanding its failure to provide indemnification and despite, a contrary determination by the Board of Directors or its shareholders in a specific case a director, officer, employee or agent of the Company who is or was a party to a proceeding may apply to a court of competent jurisdiction for indemnification or advancement of expenses or both. The court may order indemnification and advancement of expenses or both, including expenses incurred in seeking court ordered indemnification or advancement of expenses if it determines that the petitioner is entitled to mandatory indemnification pursuant to the Act because he or she has been successful on the merits, or because the Company has the power to indemnify on a discretionary basis pursuant to the Act or because the court determines that the director, officer, employee or agent is fairly reasonably entitled to indemnification or advancement of expenses or both in view of all the relevant circumstances.

     At present, the Company does not maintain Officer and Directors Liability Insurance.


Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of March 31, 2000, certain information with respect to the beneficial ownership of shares of Common Stock of: (i) each person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (ii) each Director of the Company and Named Executive Officer, and (iii) all directors and executive officers of the Company as a group. As of March 31, 2000, the Company had 13,170,680 shares of Common Stock outstanding.

                                                   Beneficially     Percent
Name and Address of Beneficial Owner                 Owned (1)      of Class
-----------------------------------------------   --------------   ---------
The Steven W. Bingaman 1996 Trust (2)    .           3,431,514        19.5%
 551 Fifth Avenue, Suite 1625
 New York, NY 10176
Internet Guide Inc. (3) .......................      4,356,157        24.7%
 1365 Beverly Street
 McLean, VA 22101 .............................
Douglas A. Cohn (4) ...........................      1,050,682        5.95%
Alan W. Grofe (5) .............................        874,668        4.96%
Michael J. Black (6) ..........................        998,105        5.66%
All Directors and Officers as a group .........      2,923,455       16.57%
  Total .......................................     10,711,126        60.7%

------------
(1) Shares of the Company's Common Stock which any person or entity set forth in this table has a right to acquire, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such person or entity, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity.

(2) Number of shares Beneficially Owned includes 100,000 shares of common stock and 1,568,471 shares issuable upon exercise of various series warrants beneficially owned by Appleby Partners, Ltd. exercisable during various periods ending June 30, 2000 to June 15, 2004 at prices ranging from $1.00 each to $7.00 each. Appleby Partners, Ltd. has the sole power not only to vote and direct the disposition of the shares of common stock and warrants held by it but also has the sole power to vote and direct the disposition of 1,438,043 shares of common stock and the 325,000 warrants held by the Steven W. Bingaman 1996 Trust.

(3) Number of shares Beneficially Owned includes: 356,397 shares issuable upon exercise of warrants exercisable until November 21, 2000 at a price of $1.00, 250,000 shares issuable upon exercise of warrants exercisable until August 31, 2002 at a price of $1.00 and 250,000 shares issuable upon exercise of warrants exercisable until August 31, 2002 at a price of $2.00 all held by such entity. Does not include warrants to purchase 750,000 shares of common stock owned by Douglas A. Cohn, the Chairman and Chief Executive Officer of the Company and of Internet Guide, Inc. in his individual capacity. Mr. Cohn disclaims beneficial ownership of the shares of the Company common stock and warrants held by Internet Guide, Inc. except to the extent of his pecuniary interest therein.

(4) Number of shares Beneficially Owned includes 750,000 shares issuable upon exercise of warrants exercisable until November 30, 2002 at a price of $1.00 each held by Mr. Cohn. Does not include warrants to purchase 856,397 shares of common stock owned by Internet Guide, Inc. and Mr. Cohn disclaims beneficial ownership thereof except to the extent of his pecuniary interest therein, if any.

(5) Number of shares Beneficially Owned includes: 250,000 shares issuable upon exercise of warrants until May 31, 2003 at a price of $.75 each, 62,334 shares issuable upon exercise of warrant until June 15, 2004 at a price of $5.00 each and 500,000 shares issuable upon exercise of warrants until September 18, 2004 at a price of $.75 each.

(6) Number of shares Beneficially Owned includes: 250,000 shares issuable upon exercise of warrants exercisable until May 31, 2003 at a price of $.75 each, 107,666 shares issuable upon exercise of warrants exercisable until June 15, 2004 at a price of $5.00 each and 500,000 shares issuable upon exercise of warrants exercisable until September 18, 2004 at a price of $.75 each.


Certain Relationships and Related Transactions

     Many of the transactions during the last two years between the Company and any of its officers, directors, principal stockholders or their affiliates are the issuance of common stock to certain of the Company's officers described in the Registration Statement on Form 10-SB incorporated by reference at "Recent Sales of Unregistered Securities", described at page 54, the issuance of warrants to certain of the Company's officers, described in "Executive Compensation" at page 45, the issuance of warrants to a certain director of the Company described in "Executive Compensation" at page 45 thereof, the issuance of warrants to Aesop Financial Corporation, described in "Description of the Company's Securities" at page 46 thereof and the lease of computer equipment from Aesop, described in "Description of Properties" at page 41 thereof. Aesop Financial Corporation is a wholly owned subsidiary of Appleby Partners, Ltd. which is a principal stockholder as set forth in "Principal Stockholders" at page 42.

     More recent transactions are reported in this report under "Common Stock Issued in 1999". In addition, the following transactions took place in 1999.

     In December 1999, the Company loaned an officer and director of the Company $50,000 to purchase shares of common stock of the Company (at $0.6875 per share). Pursuant to an unsecured promissory note, the loan is due upon demand, but no later than December 31, 2000 and accrues interest at a rate of eight percent (8%) per annum.

     On December 31, 1999, the Company sold 150,000 shares of common stock of Internet Guide, Inc. at $10.375 per share and 185,000 shares of common stock of the Company at $1.75 per share plus debt of $70,833 paid on behalf of the Company, in exchange for a promissory note totaling $1,950,833. The promissory note was subsequently paid in three installments in March, April and May, 2000 with cash in the amount of $330,000 and stocks of publicly traded companies with a fair value of $1,648,800, an amount equal to the balance due on the Note. The promissory note was secured by underlying securities and collateralized by additional securities held by a third-party Trust. The promissory note accrued interest at an annual rate of seven percent (7%) calling for payments due in January, February and March 2000.

     In 1995, the Company accrued salary to an officer of the Company in the amount of $68,833. In 1998, an additional accrual of $31,167 relating to salary was made for two officers of the Company. In January 1999, these obligations were paid through the issuance of 200,000 shares of common stock in connection with a Regulation D, Rule 504 offering.


                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices in Reston, Virginia by January 2, 2001 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                 OTHER MATTERS

     Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgement on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.


                                        By Order of the Board of Directors




                                        Douglas A. Cohn
                                        Chief Executive Officer and Chairman of
                                        the Board



Reston, Virginia
June 5, 2000

                               HoQUOTIENT, INC.
          This proxy is solicited on behalf of the Board of Directors


     The undersigned stockholder of HoQUOTIENT, INC. (the "Company") hereby appoints Douglas A. Cohn as Proxy, with power to appoint his substitute, and hereby authorizes him to represent and vote as designated below, all of the shares of the Company's Common Stock held of record by the undersigned on May 26, 2000 at the Annual Meeting of Stockholders of the Company to be held at 12030 Sunrise Valley Drive, Suite 205, Reston, VA 20191, on June 16, 2000 at 9:00 a.m. (Eastern daylight time), or at any adjournment thereof.

(1) Election of Directors

/ / FOR all nominees listed below                 / / WITHHOLD AUTHORITY
    (except as marked to the contrary below)          to vote for any individual
                                                      nominee listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

    Douglas A. Cohn     Alan W. Grofe     Jack Anderson     J. Brian Copley

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE NOMINEES SIDE.

--------------------------------------------------------------------------------


                                                    DATE:________________ , 2000


                                                    ____________________________
                                                    Signature


                                                    ____________________________
                                                    Signature if held jointly


                                                    Please sign exactly as your
                                                    name appears on this card.
                                                    When shares are held by
                                                    joint tenants, both should
                                                    sign. When signing as
                                                    attorney, as executor,
                                                    administrator, trustee or
                                                    guardian, please give full
                                                    title as such. If a
                                                    corporation, please sign in
                                                    full corporate name by
                                                    President or other
                                                    authorized officer. If
                                                    partnership, please sign in
                                                    partnership name by
                                                    authorized person.



               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.